CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "Report") of FMS Financial Corporation (the "Company") as filed with the Securities and Exchange Commission, we, Craig W. Yates, President and Chief Executive Officer, and Channing L. Smith, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Craig W. Yates                            /s/Channing L. Smith
-------------------------------------        ------------------------------------------
Craig W. Yates                               Channing L. Smith
President and Chief Executive Officer        Vice President and Chief Financial Officer
                                             (Principal Financial and Accounting Officer)



Date: May 12, 2005                           Date: May 12, 2005